SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 16, 2002

                       Farmstead Telephone Group, Inc.
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           (Exact name of registrant as specified in its charter)

    Delaware                    0-15938                      06-1205743
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(State or other         (Commission File Number)           (IRS Employer
jurisdiction of                                         Identification No.)
 incorporation)

    22 Prestige Park Circle
   East Hartford, Connecticut                                06108-3728
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(Address of principal executive                              (Zip Code)
           offices)

Registrant's telephone number, including area code:  (860) 610-6000
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                                     N/A
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        (Former name of former address, if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant.

      On October 16, 2002, DiSanto Bertoline & Company, P.C. ("DiSanto Bertoline") resigned as the Company's independent public accountants. This resignation results solely from the acquisition of DiSanto Bertoline by the accounting firm Carlin, Charron & Rosen LLP ("CCR") effective October 16, 2002. Effective October 16, 2002, the Company's Board of Directors, based upon the recommendation of its Audit Committee, approved the retention of CCR as its independent public accountants to provide attestation, audit and tax services to the Company, which will include the audit the Company's consolidated financial statements for the year ending December 31, 2002.

      DiSanto Bertoline's reports on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the year ended December 31, 2001 and through the date hereof, there were no disagreements with DiSanto Bertoline on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to DiSanto Bertoline's satisfaction, would have caused them to make reference to the subject matter of any such disagreements in connection with their report on the Company's consolidated financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided DiSanto Bertoline with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of DiSanto Bertoline's letter, dated October 16, 2002, stating its agreement with such statements.

      During the year ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult CCR with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits
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      (c)  Exhibits
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           Exhibit 16     Letter from DiSanto Bertoline     Filed with this
                          & Company, P.C to The             document
                          Securities and Exchange
                          Commission dated October 16,
                          2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2002              Farmstead Telephone Group, Inc.

                              By:  /s/ Robert G. LaVigne
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                              Robert G. LaVigne
                              Executive Vice President & Chief
                              Financial Officer